Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Herb C. Cross, certify that:

(1)	I have reviewed this Annual Report on Form 10-K/A of KaloBios Pharmaceuticals, Inc.; and
(2)

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/Herb C. Cross
Herb C. Cross
Interim Chief Executive Officer

April 28, 2015